                                                                    Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 30, 1998 included in the Form 10-K of PSS World Medical, Inc. for the year ended April 3, 1998.

ARTHUR ANDERSEN LLP

Jacksonville, Florida
September 23, 1998